UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Ritchie Bros. Auctioneers Incorporated

(Name of Registrant as Specified in Its Charter)

Luxor Capital Group, LP

LCG Holdings, LLC

Lugard Road Capital GP, LLC

Luxor Capital Partners Offshore Master Fund, LP

Luxor Capital Partners Long Offshore Master Fund, LP

Lugard Road Capital Master Fund, LP

Luxor Capital Partners, LP

Luxor Management, LLC

Christian Leone

Jonathan Green

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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On February 28, 2023, Luxor Capital Group, LP and certain affiliates issued the following press release:

Luxor Capital Responds to Ritchie Bros.’s Deceptive Claims in New Presentation

Issues Comprehensive Take Down of the Most Blatantly False and Misleading Claims from the Company’s Investor Presentation Regarding the Value Destructive Merger with IAA

Calls on Ritchie Bros. Board to Acknowledge Apparent Manipulation of Forecasts by Management

Urges Shareholders to Preserve RBA’s Long Term Sustainable Value and Vote on the GREEN Proxy Card AGAINST the Value Destructive IAA Merger

NEW YORK, Feb. 28, 2023 -- Luxor Capital Group, LP (“Luxor”), as the manager of funds owning 4.7 million shares of Ritchie Bros. Auctioneers Incorporated (NYSE: RBA) (TSX: RBA) (“RBA” or, “Ritchie Bros.”, or the “Company”), representing approximately 4.2% of the Company’s outstanding shares, announced today that it has released a supplemental presentation addressing various false and misleading statements, and mischaracterizations made by the Company in its recent investor presentation attempting to justify the proposed merger with IAA, Inc. (NYSE: IAA) (the “IAA Merger”).

https://www.luxorcap.com/LuxorRBAVote.pdf

“Luxor has exposed a systematic pattern of manipulation and misstatements, using management’s own words to demonstrate the Board’s complete failure to protect shareholder interests. Said more plainly, we believe that Ritchie Bros. is seeking to deceive shareholders into supporting management’s value-destructive empire-building ambitions. We believe that either the Board woefully misunderstands Ritchie Bros.’s business or is willfully misrepresenting it.

Ritchie Bros. reacted to the groundswell of shareholder opposition with an entrenching and unnecessary financing. It then directly and through its conflicted mouthpiece Ancora, engaged in what appeared to be coordinated attacks against some of the Company’s largest long-term shareholders. Ritchie Bros.’s and Ancora’s outlandish and demonstrably false statements to smear long term shareholders only serve to underscore how desperate the Board and management team are to push through an irredeemably flawed transaction.

Fellow shareholders, we must do what the Ritchie Bros. Board and management team appear unwilling to do. We must assume the mantle of fiduciaries and protect Ritchie Bros. from this flawed and ill-conceived merger with IAA’s challenged second-tier business. We have just two weeks until the shareholder vote, and we urge you to vote against the merger with IAA,” said Doug Snyder, President of Luxor.

In its presentation, Luxor fully refutes the baseless claims and mischaracterizations made by the Company and Ancora Holdings Group, LLC (“Ancora”), including in RBA’s February 22, 2023, presentation. Luxor uses management’s own words to expose a pattern of deception and misrepresentations. The presentation also clearly shows that the IAA Merger is an extremely value destructive deal. The actions of the RBA board of directors (the “Board”) that must be corrected by a NO vote include:

RBA engaged in a last-ditch gambit to condemn its own Original Forecast and Evergreen Commitment to justify a deal whose economics do not work. This was done in direct contradiction of actual results and numerous historical statements. The RBA Board and management are now representing that the Evergreen Commitment they championed for three consecutive years is not trustworthy. They have resorted to insulting their own business yet purport that they can flawlessly execute on US$350-900M of EBITDA “Opportunity” Targets, without acknowledging the risks, cost, and time required to achieve these illusory targets.

RBA had no response to the analysis in Luxor’s February 17, 2023, presentation to shareholders that clearly showed that the economics of the IAA Merger simply do not work. RBA is a dominant, steadily compounding, capital light and deeply established marketplace leader that has only penetrated 2% of its total addressable market. Luxor believes that issuing 72% more RBA shares and adding expensive leverage to RBA’s capital structure in order to acquire IAA’s lower multiple and embattled business, which has no other suitors, creates severe and permanent business and value dilution, and introduces additional business risks, for RBA shareholders. Luxor has provided further detail supporting its original analysis in the presentation.

The IAA Merger inflates RBA management’s compensation, as they are paid more for running a bigger company regardless of the outcome for RBA shareholders. 50% of management’s long term compensation is based on total earnings growth, not earnings per share growth, which incentivizes empire building. A further 50% of management’s long-term compensation is based on FCF per share growth, which incentivizes buying lower multiple, poor-quality businesses. This explains why management would want to do a horribly dilutive deal – they win, even if shareholders lose.

Luxor is not short IAA, nor does it have any agreements, contracts, or other means of expressing that position. Luxor has stated this ‘on the record’ multiple times. Fir Tree has confirmed to Luxor that Fir Tree does not have, and never has had, a short position in IAA. Repeating a lie does not make it true, no matter how many times RBA and its surrogates do so.

Luxor believes RBA is worth far more on a standalone basis than in the proposed IAA Merger. Using RBA’s own DCF assumptions and Original Forecast, the standalone case is clearly superior for RBA shareholders. RBA's standalone business is performing extremely well, in line with the Company's repeatedly reiterated Evergreen Commitment, and is poised to continue outperforming street expectations amidst improving industry conditions.

RBA shareholder reaction to the deal and since the deal announcement, underscores the negative view RBA shareholders continue to hold towards the IAA Merger. RBA stock plummeted -18% on the day the IAA Merger was announced and continues to significantly underperform its peers and broader indices. This significant underperformance has persisted despite Q3 and Q4 earnings substantially exceeding sell-side estimates.

For further information regarding additional key reasons to Vote No on this transaction, please also see our original Feb 17, 2023, presentation, https://www.luxorcap.com/LuxRBA021623.pdf ,which details Luxor’s views as to why:

•	RBA’s fanciful revenue synergies for the IAA Merger are nonsensical.

•	IAA is a second tier, fundamentally challenged business.

•	Starboard’s sweetheart deal transfers significant wealth away from RBA shareholders.

Luxor invites its fellow RBA shareholders to review its presentations and join Luxor and many other RBA shareholders in voting the GREEN proxy AGAINST the IAA Merger.

If you require assistance in voting your GREEN proxy or would like to receive updates, please call Okapi Partners toll-free at + 1 (877) 629-6356 or Shorecrest Group at + 1 (888) 637-5789.

After reading the information provided, if you agree that the IAA Merger is not in the best interest of RBA or its shareholders, we urge you to take the time to vote AGAINST using your GREEN proxy card. If you have already voted using the Company’s white proxy card, you have every right to change your vote by using the GREEN proxy card that is being mailed to shareholders of record. Only the latest-dated validly executed proxy that you submit will be counted. Please follow the instructions on the GREEN proxy card to vote using one of the available methods provided. To ensure your vote is counted, we recommend that you vote on the internet where possible, so your vote is received before March 9, 2023 at 5:00 p.m. (Pacific Time).

YOUR VOTE IS IMPORTANT IN DETERMINING THE FUTURE OF RITCHIE BROS.

About Luxor Capital Group, LP:

Luxor Capital Group, LP is a multi-billion-dollar investment manager, which was founded in 2002 and is based in New York. It makes investments through its fundamental, long-term oriented investment process. The firm has an extensive history of investing in global marketplaces businesses.

Luxor Capital Group, LP, LCG Holdings, LLC, Lugard Road Capital GP, LLC, Luxor Capital Partners Offshore Master Fund, LP, Luxor Capital Partners Long Offshore Master Fund, LP, Luxor Capital Partners, LP, Lugard Road Capital Master Fund, LP, Luxor Management, LLC, Christian Leone, and Jonathan Green (collectively, the “Participants”) have filed a definitive proxy statement and accompanying GREEN proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies in connection with a special meeting (the “Special Meeting”) of the shareholders of Ritchie Bros. Auctioneers Incorporated, a company organized under the federal laws of Canada (the “Company”). All shareholders of the Company are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information related to the Participants. The definitive proxy statement and an accompanying GREEN proxy card will be furnished to some or all of the Company’s shareholders and will be, along with other relevant documents, available at no charge from the Participants’ proxy solicitors, Okapi Partners LLC by phone at (877) 629-6356 (Toll Free) or by email to info@okapipartners.com, or to Shorecrest Group by phone at (888) 637-5789 (Toll Free) or by email at contact@shorecrestgroup.com. Information about the Participants and a description of their direct or indirect interests by security holdings is contained in the definitive proxy statement filed by the Participants with the SEC on February 13, 2023. This document is available free of charge on the SEC website.

Contacts:

Investor Contacts

Douglas Friedman
Luxor Capital Group, LP
RBA@luxorcap.com

Mark Harnett & Bruce Goldfarb
Okapi Partners LLC
(212) 297-0720
Info@okapipartners.com

Media

Dan Gagnier & Riyaz Lalani
Gagnier Communications
(646) 342-8087
luxor@gagnierfc.com

Supplemental Presentation February 2023

STRICTLY CONFIDENTIAL . NOT FOR PUBLIC DISTRIBUTION . PRESERVE RBA’ S VALUE VOTE NO F EBRUARY 2023

DISCLAIMER 2 This presentation and any of the information contained herein (this “Presentation”) is for discussion and general informational purposes only, and is not complete. This Presentation does not have regard for the specific investment objective, financial situation or the particular need of any specific person who may receive this Presentation, and should not be taken as advice on the merits of any investment decision. This presentation should not be construed as legal, tax, investment, financial or other advice. This Presentation is not an offer to sell or the solicitation of an offer to buy interests in any fund, account or investment vehicle managed by Luxor Capital Group, LP (together with its affiliates, “Luxor”). The views expressed herein represent the opinions of Luxor, and are based on publicly available information with respect to Ritchie Bros. Auctioneers Incorporated (“RBA”). Certain financial information and data used herein have been derived or obtained from public filings including filings made by RBA with the Securities and Exchange Commission (the “SEC”) and other sources. This Presentation does not recommend the purchase or sale of any security. Luxor currently beneficially owns shares of RBA. Certain statements and information included herein have been sourced from third parties. Luxor does not make any representation regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. No warranty is made that data or information, whether derived or obtained from filings made with the SEC or any third party are accurate. No contract, agreement, arrangement, commitment, relationship or understanding exists or shall be deemed to exist between or among Luxor and any third party or parties by virtue of the furnishing of this Presentation. This Presentation contains forward - looking statements that involve certain risks and uncertainties. Specific forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” forecasts,” “seeks,” “could,” “should,” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe objectives, plans or goals are forward - looking. Forward - looking statements are subject to various risks, uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if Luxor’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward - looking statements should not be regarded as a representation that the future plans, estimates or expectations contemplated will ever be achieved. There is no assurance or guarantee with respect to the prices at which any securities of RBA or any other company will trade, and such securities may not trade at prices that may be implied herein. Past performance is not an indication of future results. Luxor reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Luxor disclaims any obligation to update the information or expressed opinions contained herein. Under no circumstances is this presentation intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and Luxor’s use herein does not imply an affiliation with, or endorsement by, the owners of such service marks, trademarks or trade names. Luxor has filed a definitive proxy statement and accompanying GREEN proxy card with the SEC, together with the other Participants named in the proxy statement, to be used to solicit proxies in connection with a special meeting of the shareholders of RBA. All shareholders of RBA are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information related to the Participants. The definitive proxy statement and an accompanying GREEN proxy card will be furnished to some or all of RBA’s shareholders and will be, along with other relevant documents, available at no charge from the Participants’ proxy solicitors, Okapi Partners LLC by phone at (877) 629 - 6356 (Toll Free) or by email to info@okapipartners.com, or to Shorecrest Group by phone at (888) 637 - 5789 (Toll Free) or by email at contact@shorecrestgroup.com. Information about the Participants and a description of their direct or indirect interests by security holdings is contained in the definitive proxy statement filed by the Participants with the SEC on February 13, 2023. This document is available free of charge on the SEC website.

WHAT WE WILL PROVE IN THIS PRESENTATION 3 • Management self - servingly sandbagged their forecasts — The Lowered Base Case created at the 11th hour is materially below historic performance, sell - side estimates, Q4 2022 actuals, and current business trends — The Original Forecast is in - line with historic performance and sell - side estimates, yet still meaningfully under - performed Q4 2022 actuals — As a separate matter, the Evergreen Commitment is not aspirational; the current mgmt. team has consistently stated their confidence and commitment in these targets, and achieved the EPS and EBITDA targets • RBA’s own advisors’ methodology shows the value destruction cemented by this deal — Under both the Original Forecast and the Evergreen Commitment, it is clear the deal destroys value and RBA is better off on a standalone basis • The Board has failed to protect RBA shareholder interests — The RBA Board has overseen an incredibly flawed process, including approving the use of manipulated forecasts, failing to pushback on aggressive IAA projections, showing no evidence of pushing back on deal terms even when IAA was underperforming their projections and it was clear there were no other buyers, and offering a sweetheart deal to Starboard • For further information regarding additional key reasons to Vote No on this transaction, please see our Feb 16 presentation: https://www.luxorcap.com/LuxRBA021623.pdf — RBA’s fanciful revenue synergies are nonsensical — IAA is a second - tier, fundamentally challenged business — Starboard’s sweetheart deal transferred significant wealth from RBA shareholders

GLOSSARY OF TERMS 4 • Evergreen Commitment: — This was delivered by the current management team and Board in 2020 and reiterated in June 2022 — It calls for an EBITDA CAGR of mid - teens to 20% on average annually over 5 – 7 years — As we will highlight, the Company has on dozens of public occasions expressed their confidence and commitment to these financial targets over the past three years, until their presentation last week • Original Forecast: — Forecast created by RBA and shared amongst IAA deal participants on August 19 th , 2022 — It calls for an EBITDA CAGR from 2022 – 2026 of 13.5% per annum — This was originally referred to as the “August RBA Forecast” in the proxy and then was relabeled the “Upside Forecast” — In our previous materials, we referred to this as the “True Base Case” • Lowered Base Case: — This was created by the management two weeks prior to deal announcement, on October 25 th , 2022, after exceeding the Q3 2022 projections in the Original Forecast — This was couched as being created for the bank financing — It was in fact used for the fairness opinion to justify the merger with IAA — This projects an EBITDA CAGR from 2022 – 2026 of 8.8% per annum — This was labeled the “Base Case” in the Proxy • 2015 Evergreen Commitment: — This was delivered by the Company in January 2015 under a different management team and largely different Board

HOW RBA'S TERMINAL EBITDA WAS CUT BY >$100M TO JUSTIFY THE DEAL

Case	EBITDA	Description
Evergreen Commitment	Mid-teens to 20% EBITDA CAGR	• Given as average targets over a 5 - 7-year period • EBITDA performance has been at the low-end of the targets looking at the first 3 years since commitment
Original Forecast	13.5% EBITDA CAGR	• Consistent with historical performance and sell-side projections
Lowered Base Case Forecast	8.8% EBITDA CAGR	• Projects EBITDA materially under-performing sell-side and historical performance, despite the environment improving for RBA • Overstated Q4 capex by 178%
Actual Q4 Results	22% Y/Y Growth	• Far exceeded Lowered Base Case Q4 of 8% Y/Y growth • Produced $200M more cash flow in the quarter than projected in the Lowered Base Case Forecast

You tell us if the numbers were sandbagged

5

LUXOR

RBA SELF-SERVINGLY SANDBAGGED ITS OWN STANDALONE VALUATION TO JUSTIFY THE IAA DEAL

Management Lowered Base Case reduced RBA's standalone valuation with the purpose of portraying a value destructive deal as value creative

- By using RBA's financial advisors' own DCF assumptions and the Evergreen Commitment financial projections that **management has championed for three years**, RBA would be worth **$104-118** per share on a standalone basis at the midpoints
- Management's Original Forecast, **used throughout the entirety of the IAA deal negotiations**, would imply a standalone RBA stock price value of **$86-89** per share at the midpoints
- Management introduced a Lowered Base Case to be used for the Fairness Opinions **two weeks before the deal was announced** that implied a standalone stock price value of **$73-76** per share at the midpoints


Fairness Opinion DCF Model Valuations ($ / Share)
RBA Share Price ($ Per Share)
140
120
100
80
60
40
20
-
What mgmt. introduced at the eleventh hour
76
What mgmt. used for the IAA deal negotiations
89
What mgmt. championed for three years
104
73
86
118
Goldman - Lowered Base Case
Goldman - Original Forecast
Goldman - Evergreen Commitment
Guggenheim - Lowered Base Case
Guggenheim - Original Forecast
Guggenheim - Evergreen Commitment

Note: Luxor's RBA Original Forecast Case assumes punitive cumulative capex of $390M from '23-'26 vs. the Company's Lowered Base Case assumption of $367M.
Source: SEC Filings.

6

LUXOR

THE COMPANY APPEARS TO HAVE EMPLOYED A LAST RESORT CONDEMNATION OF ITS OWN BUSINESS TARGETS 7 • After reviewing the Company’s misleading materials, it is clear to us the Company is aware the deal does not economically work for shareholders using their Original Forecast — The Company made no attempt to refute this point in our first presentation — The presentation can be found here: www.luxorcap.com/LuxRBA021623.pdf • It appears the Company’s only remaining choice was a last - ditch effort to under - sell their business by disowning their Original Forecast and Evergreen Commitment, in direct contradiction of actual results and historical statements, as recently as three weeks ago — The Company is apparently doing this for the sole purpose of making the incredible dilution of the IAA deal palatable to RBA shareholders • Given the direct contradiction with three years' worth of the Company’s historical statements and financial performance (e.g., 2019 - 2022 Adj. EBITDA (1) CAGR of >14%), it is clear the Original Forecast should be relied upon for valuing standalone RBA, and management’s apparent ploy should be ignored • Simultaneously the Company and its conflicted mouthpiece Ancora are attempting to create confusion and distraction from the primary issue: This deal is value destructive • We are disappointed in how the Company is treating its owners with vitriol, but we will continue to stay focused on the facts, the value of the standalone business, and the destruction of value from this transaction – The numbers tell the story (1) Excluding SBC consistent with the Company’s current reporting format.

LUXOR IS NOT SHORT IAA 8 • As we previously stated in our letter on Feb 13 th and are re - iterating, “ Luxor Capital is not short IAA , nor do we have any agreements, contracts, or other means of expressing that position” — The letter can be found here: https://www.luxorcap.com/Lux02132023.pdf • Fir Tree has confirmed to us that Fir Tree does not have, and never has had, a short position in IAA • Speculation by the Company and its mouthpiece surrounding this topic is baseless and nothing more than an attempt to distract from the realities of this value destructive merger • Unlike the RBA “supporters” of the transaction that are hugely conflicted given their outsized IAA exposure, we have one single incentive, RBA shareholder value being maximized; as we have expressed, we believe RBA is worth far more on a standalone basis than in the proposed deal • We hope the above puts these baseless claims to rest once and for all

COMPANY ’ S OWN VALUATION METHODOLOGY MAKES IT CLEAR THAT 9 THE IAA DEAL DESTROYS SHAREHOLDER VALUE • On to what matters: the IAA merger destroys value for RBA shareholders • In Luxor’s Feb 17 th presentation, we provided a detailed DCF analysis showing that the deal economics did not work when using the Original Forecast that RBA provided, along with RBA’s advisors’ DCF assumptions — All forecasts and assumptions in Luxor’s valuation analysis for the Lowered Base Case and Original Forecast were provided either by the Company or its financial advisors, not Luxor • The Company had no response to the analysis in our presentation , and instead appeared to employ a classic bait - and - switch tactic which completely ignored this analysis and instead chose to focus on a separate DCF analysis in Luxor’s letter on Dec 16 th , three months earlier when Luxor did not yet understand the manipulation that occurred in the fairness opinion forecasts • The Company criticizes our cost of capital and our capex assumptions, but this misleading apparent bait - and - switch tactic cannot hide the facts: — The WACC, exit multiple, and other DCF assumptions in Luxor’s Feb 17 th presentation are identical to those used by RBA’s own financial advisors in their fairness opinions — Luxor’s capex assumptions (1) in the Original Forecast (which highlight the deal does not work) were $23M higher (cumulative from 2023 - 2026) than the Company’s already punitive capex assumptions in the Lowered Base Case • The Company can run and hide from a legitimate response to Luxor’s valuation analyses that uses its own projections and financial advisor’s assumptions all it wants - RBA shareholders aren’t fooled (1) The Company did not disclose capex assumptions in its “Upside Case” (which Luxor refers to as Original Forecast) therefore the assumption was capex as a % of sales that exactly matched the Base Case

8 0 9 0 8 5 1 1 5 1 1 0 1 0 5 1 0 0 9 5 1 2 0 1 3 0 1 2 5 RBA vs. Peer and Indexes Price Performance (Indexed To 100) (2) (1) Comparable peers shown are from J.P. Morgan in RBA merger proxy filing. No other bank provided RBA comparable companies. “2022 Proxy Statement Peer Group” refers to the peers listed in RBA’s 2022 proxy statement filing All prices as of Feb 24 th , 2023. THE MARKET CONTINUES TO MAKE ITS DISTASTE FOR THE DEAL KNOWN - 18% decline on day of announcement Significant underperformance since deal announcement despite Q3 and Q4 earnings substantially exceeding sell - side estimates RBA CPRT KAR - 2 .9% + 20 .7% + 3 .7 % N A S D A Q +8.1% S&P 500 +11.3% 2022 Proxy Peers +10.5% RBA stock plummeted - 18% on the day the deal was announced and continues to significantly underperform its peers and broader indexes Continued underperformance vs. peers and market despite Q3 and Q4 earnings outperformance 10

WHY DOES MANAGEMENT WANT TO DO A HORRIBLY DILUTIVE DEAL? BECAUSE THEY WIN EVEN IF SHAREHOLDERS LOSE

The IAA deal works for RBA management's compensation plan as they get paid more for running a bigger company regardless of the outcome for shareholders

50% of management's long-term compensation is based on total earnings growth, not earnings per share growth, which **incentivizes empire building**

Publicly Disclosed Targets for Long-Term Incentive Plans

Year Released	Period Covered	LTI Target (Earnings Growth)
2019	2020 – 2022	12 %
2020	2021 – 2023	10 %
2021	2022 – 2024	10 %
2022	2023 – 2025	10 %

From the Company's Feb 22nd Presentation

- The Company's presentation and 2022 proxy disclosed that 50% of **management's compensation is tied to total earnings growth, not earnings per share growth**
- This means that management is **incentivized to build a bigger company, not a better company**
- This information makes it crystal clear why RBA management wants to do this deal - **they get paid more for running a bigger company regardless of the outcome for shareholders**

50% of management's long-term compensation is based on FCF per share growth, which **incentivizes buying poor quality businesses at lower multiples**

From the Company's 2022 Proxy Statement

Cumulative OFCF per Share	Associated Level of Vesting (% of target award subject to OFCF per share)
less than $6.58	0%
$6.58	50%
$7.10	100%
Greater than or equal to $7.64	200%

- The Company's 2022 proxy statement also disclosed that **50% of management's long-term compensation is tied to FCF per share growth**
- This means that management is incentivized to grow near term FCF per share at the **expense of long-term business quality by buying poor businesses**

Source: Company Presentations, SEC Filings.

11

LUXOR

THE RESOUNDING CRITICISM FROM SHAREHOLDERS COULD NOT BE CLEARER – VOTE NO We do not stand alone in our belief that there is no strategic rationale for these companies to be merged “We have significant misgivings about the strategic and financial rationale for this deal, and think the structure and timing are concerning. Based on our current understanding and the current deal terms, it is our intention to vote against the transaction.” “In our view, the deal adds risk to Ritchie Bros, and added risk beyond just typical integration risk, as IAA has been a weakening asset relative to its largest peer Copart.” “The proposed acquisition of IAA by RBA (the “Transaction”) will destroy significant value for RBA shareholders and is impossible to justify, especially in light of the extremely costly terms of the investment by Starboard Value.” “We believe that RBA's proposed acquisition of IAA, at the current deal terms, is a flawed transaction that burdens RBA shareholders with unnecessary risk without providing enough credible upside relative to the standalone RBA opportunity.” Unconflicted shareholders do not support the deal 12

A GE N D A • The Board’s Obfuscation on the Manipulated Forecasts • The Deal Valuation Would Not Have Been Acceptable Without An Eleventh - Hour Change To The Forecasts • Did The Board Woefully Misunderstand RBA’s Business or Willfully Misrepresent It? • Appendix: Three Years Of Management’s Quotes On Evergreen Commitment 13

FABRICATED FORECAST USED BY RBA MANAGEMENT SHORTCHANGED RBA INVESTORS 14 • RBA’s Original Forecast for the IAA Merger were created in August 2022, and lined up with the low end of the Company’s publicly stated financial forecast • At the ‘eleventh hour’, after the deal terms were agreed, two weeks before announcing the transaction and following Q3 results which were materially ahead of expectations, RBA’s management created a depressed, Lowered Base Case forecast for the next four years, lowering terminal EBITDA by >$100M • RBA management created and employed a new, more onerous definition of capital expenditures and materially inflated this number (2x on average per year compared to historical actuals) • These unjustified changes in the projections were done to obtain the fairness opinions as support for RBA to issue equity; if RBA had used its Original Forecast, based on their advisors’ methodology and assumptions, the deal value would not have fallen into the range of fairness • Subsequently, Q4 2022 Adj. EBITDA (incl. SBC expense) grew 22% Y/Y vs. the Company’s Lowered Base Case of 8% Y/Y growth • Incredibly, when new fairness opinions had to be obtained in late January 2023, the RBA Board “determined that there were no material developments that, in their judgment, would require changes to the standalone forecasts [Lowered Base Case] for RBA” (1) despite knowing its Q4 2022 actual results materially exceeded the absurdly lowballed Q4 2022 projections used to deliver the fairness opinions • This is a catastrophic failure in corporate governance and ethics; RBA shareholders trust their Board and management to represent their interests, not cheat them by what appears to be covertly lowballing and under - representing the Company’s earnings and cash flow prospects in order to issue equity when it is deeply undervalued (1) Form S - 4/A Proxy Statement Filed Feb 9 th , 2023. Q4 2022 results now provide indisputable evidence that manipulated fairness opinion forecasts were used to force the deal through

SUMMARY: A CHANGING NARRATIVE CAN'T HIDE THE FACTS

- The Company's Feb 22nd presentation did not address the material divergence between their proxy projections, which were signed off twice (Nov 7th 2022 & Jan 21st 2023), and the actual Q4 results:

(All Numbers in M USD)	Q4 2022 Results	Lowered Base Case	**How much Company Sandbagged By**
Capital Expenditures	17	48	***178%***
Y/Y EBITDA Growth	*22%*	*8%*	***(14%)***
ULFCF	189	(11)	***(200)***

- **The Company appears to have deliberately misled RBA shareholders with lowballed projections designed to suppress its own valuation** in an effort to game the fairness opinion outcome

- Despite materially outperforming their Lowered Base Case and Original Forecast, *consistently* committing to the Evergreen Commitment in dozens of earnings calls and countless investor meetings, and as recently as Nov 7th saying, "The Evergreen model is not something the Company is backing away from", **management has once again changed their narrative, calling the Evergreen Commitment "aspirational"**

- Management then appears to have attempted to further mislead investors on the Q4 earnings call by giving commentary that implies soft near-term performance; **we will disprove this continued misrepresentation with real-time Q1 data**

The standalone business has never been stronger as evidenced by the results

15

LUXOR

SELL-SIDE ESTIMATES VS. MANAGEMENT PROXY CASE (I/II)

The narrative that the Company's Lowered Base Case was "consistent with sell-side estimates" (Bloomberg Article on Feb 17th) is highly misleading and intellectually dishonest

FY23E Management Forecast vs. Sell-Side



FY23E Adj. EBITDA (Incl. SBC) Estimates ($M)
465
460
455
450
445
440
435
430
459
-$16M
454
443
Sell Side Avg.(1)
Original Forecast
Lowered Base Case

Both management's Original Forecast and Lowered Base Case were below the sell-side average estimates

How The Company Is Misleading Shareholders

- The Company justified its Lowered Base Case estimates (in both a Bloomberg article and its Feb 22nd presentation) by claiming they were **consistent with sell-side average estimates on Nov 4th, the Friday before Q3 earnings were released**
- **On November 4th, the Company *knew* that it had beaten Q3 EBITDA** estimates and that Q4 was performing exceptionally well, **but the sell-side did not know this**, making Nov. 4th sell-side estimates an inaccurate justification for its low-ball forecast
- The Company beat Q3 and upwardly revised Q4 sell-side estimates by +20% and +11% respectively, and **post Q3 sell-side FY23 EBITDA estimates were $459M, well above the Company's Lowered Base Case proxy projection**
- The Company **on January 21st, 2023, once again re-affirmed its original lowballed forecasts**, despite having Q4 actuals which materially beat sell-side estimates which had themselves moved upwards since November 4th, 2022
- The Board and management appear to be continuing to actively mislead shareholders and produce nonsensical explanations **to justify the misrepresentations that Luxor has caught them in**

(1) Includes Barrington Research estimates on Nov 10th, 2022, William Blair on Nov 7th, 2022, BofA on Nov 8th, 2022, NBF estimates post-Q3 results, Northcoast estimates on Nov 7th, 2022, Scotiabank estimates on Nov 7th, 2022, Raymond James estimates post Q3 results in provided model on tab "Quarterly", and Baird estimates on Nov 7th, 2022 For brokers who estimated Adj. EBITDA but did not model SBC, $36M of SBC (RBA's current run-rate) was assumed for subtraction to make comparable with Proxy definition of Adj. EBITDA. Barrington disclosed GAAP EBIT in its research note and not D&A, so $104M of D&A in 2023 was assumed which matches the D&A assumption in the proxy statement.

16

LUXOR

SELL - SIDE ESTIMATES VS . MANAGEMENT PROXY CASE ( II / II ) Current Sell - Side FY24E Adj. EBITDA estimates are consistent with the Original Forecast, not the Company’s Lowered Base Case Note: Sell - Side estimates as of Feb 23 rd , 2023. Sell Side Estimates for FY24 are assumed to exclude SBC expense consistent with the Company’s reporting, and thus $36M of SBC expense (consistent with FY22 actuals) has been deducted from 517 519 484 4 8 0 4 7 0 4 6 0 5 1 0 5 0 0 4 9 0 5 2 0 5 30 Sell Side Avg. Original Forecast Lowered Base Case FY24 E Adj. EBITDA (Inc. SBC) ($M) - $33M the CAPIQ estimate of $553M to make the estimate comparable to the proxy figures. 17

MANAGEMENT PROXY PROJECTIONS VS. ACTUALS (I/III) – INCOME STATEMENT

Q4 2022 actuals proved that the Lowered Base Case projections were far too conservative, yet the Board inexplicably determined there were "no material developments" that would require changes to the fairness opinion forecasts in January 2023, *after Q4 was over*



Q4 Revenue ($M)
460
440
420
400
380
360
444
-$52M
(-12%)
392
Actual
Lowered Base Case



Q4 Adj. EBITDA (Incl. SBC) ($M)
120
100
80
112
-$13M
(-12%)
99
Actual
Lowered Base Case

Source: SEC Filings, Company Press Releases.

- "On January 21, 2023, the RBA Board held a meeting with representatives of RBA management, Goldman Sachs, Guggenheim Securities…**It was noted that RBA management had determined that there were no material developments that, in their judgment, would require changes to the standalone forecasts for RBA** and IAA… from the ones previously authorized for use by Goldman Sachs and Guggenheim Securities in their respective financial analyses."
  - Form S-4/A Proxy Statement Filed Feb 9th, 2023
- The Q4 2022 Proxy Lowered Base Case and Original Forecast were identical, meaning **RBA is already outperforming its Original Forecast**
- RBA Board and management re-affirmed their fairness opinion income statement projections in late January, **after actual results were available to the company**
- The Company confirmed their proxy forecast on November 7th, at which point with the pipeline of items coming to auction, they had a high degree of certainty for the quarter. Yet **they still materially undersold their standalone business**

18

LUXOR

MANAGEMENT PROXY PROJECTIONS VS . ACTUALS ( II / III ) – CAPEX It is implausible that RBA management could “accidentally” miss on discretionary capex spend by +178% • Management wants investors to believe its materially higher go forward capex projections, yet they grossly overstated capex the first quarter into the forecast • Gross capex had averaged mid - teens millions over the last ten consecutive quarters, and yet management incorrectly projected Q4 2022 capex to be $31M higher • Management appears to have actively inflated its Q4 capital expenditures in an effort to depress its valuation and game the fairness opinion • Fool us once… 48 17 - 10 20 30 40 50 60 Actual Lowered Base Case Q4 Gross Capital Expenditures ($M) +$31M (+178%) Source: SEC Filings. Company Press Releases. 19

MANAGEMENT PROXY PROJECTIONS VS. ACTUALS (III/III) – FREE CASH FLOW

Actual ULFCF (Unlevered Free Cash Flow) in Q4 was an incredulous $200M higher than management projected in the fairness opinion (re-affirmed after Q4 end) used to value RBA in conjunction with the IAA deal


Q4 ULFCF ($M)
200
150
100
50
-
(50)
189
121
68
Actual
-$200M
13
(24)
-11
Lowered Base Case
ULFCF Excl. Working Capital
Working Capital

Source: SEC Filings, Company Press Releases.

- Management yet again reaffirmed its Q4 Unlevered Free Cash Flow (ULFCF) forecast on January 21st, after the quarter was over
- Actual ULFCF in Q4 **was an astounding $200M higher** than management projected in the fairness opinion used to value RBA in conjunction with the IAA deal
- This is **far a cry from the "best reasonable forecasts"** the Company claims to be using in its Feb 22nd presentation
- **Even when excluding volatile working capital swings**, RBA management's forecast still missed by **~$55M**
- **It is abundantly clear that RBA management is misleading shareholders in an effort to close the IAA deal at any cost**

20

LUXOR

WHY THE ORIGINAL FORECAST IS THE CORRECT ONE

RBA investors should believe the proxy statement Original Forecast which is consistent with the low end of the Evergreen Commitment because the Company has achieved that over the last three years



Adj. EBITDA (Incl. SBC) CAGR(1)
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
~9%
~14%
CAGR excl. SBC
~14%
12.8%
Lowered Base Case 22-26 CAGR
Original Forecast 22-26 CAGR
Historical 19-22 CAGR
The Current Evergreen Commitment begins in 2020, using 2019 as base year

- Management's new Evergreen Commitment disclosed in the 2020 Investor Day **used 2019 as the base year for go forward growth targets**
- From 2019-2022, RBA Adj. EBITDA incl. SBC grew at a CAGR of ~13% CAGR
- From 2019-2022, RBA Adj. EBITDA excl. SBC, which is what the Evergreen Commitment was based on, grew at ~14% CAGR
- **This historical Adj. EBITDA CAGR is above the Original Forecast CAGR(1)** from the proxy projections, which was the original Lowered Base Case
- Management points to its inability to achieve GTV growth consistent with the Evergreen Commitment (not surprising given the supply constrained environment), **but EBITDA and FCF are what drives valuation** in DCF models, **not GTV**

(1) For proxy forecasts, uses 2022 actual Adj. EBITDA less SBC of $428M, not the $415M projection from the proxy statement forecast.
Source: SEC Filings.

21

LUXOR

M ANAGEMENT IS SHAMELESSLY DISOWNING ITS EVERGREEN COMMITMENT 22 • The Company’s silence in their Feb 22 nd presentation acknowledges that the deal does not work if shareholders believe in core RBA’s future potential, so the Board and management have taken to a shocking last resort tactic of disowning their own Original Forecast and Evergreen Commitment, contrary to what they have said for three years • From 2019 - 2022, the Company compounded Adj. EBITDA (excl. SBC) at ~14% CAGR, which was at the low end of the Evergreen Commitment and is above the Original Forecast 2022 - 2026 Adj. EBITDA CAGR of 13.5% (1) • RBA has historically beat the Original Forecast EBITDA CAGR and achieved the low end of its Evergreen Commitment EBITDA growth guidance despite a severe supply chain crisis which has presented a clear headwind to GTV growth • Now, with the macro environment turning into a tailwind (as reiterated by the sell - side and RBA management), the supply chain crisis behind us, and the transition online from COVID benefitting RBA, and progress growing the attach rate of ancillary services, management is making their Original Forecast and Evergreen Commitment seem farfetched • For avoidance of doubt, we detail on the following pages nearly three years of management’s references to the Evergreen Commitment, and not one of them describe these as “aspirational” , but rather firm and repeated commitments to shareholders (1) Uses 2022 actual Adj. EBITDA less SBC of $428M, not the $415M projection from the proxy statement forecast. Caught in an apparent brazen fairness forecast manipulation, the Board and management played their most desperate gambit yet by sandbagging RBA’s future potential and renouncing their previously firm Evergreen Commitment

THE COMPANY ’ S 2020 AND 2022 INVESTOR DAY EVERGREEN COMMITMENT WERE NEVER COMMUNICATED AS “ ASPIRATIONAL ” ( I / II ) 23 Years of repeated statements by the company make it clear that the Evergreen Commitment was not “aspirational”, but firm and accountable commitments to shareholders regarding 5 – 7 - year financial performance that management was confident in achieving • “As we first introduced our Evergreen Model, we were clear from the outset that this model was not annual guidance, but more how we expected execution against our transformational strategy to financially perform over a 5 to 7 - year period ” — Sharon Driscoll (CFO at the time), 2020 Investor Day • “So when Sharon and I in December, put out our Evergreen Model, even there, we were very clear that the services revenue growth would be a couple of percentage points above revenue growth, which we committed to be high single - digits, low double - digits, that's still our commitment ” — Ann Fandozzi, Q 2 2021 Earnings Call • “And compared to 2019, total service revenue has now increased 19%, giving us confidence that we are executing against our Evergreen Model, despite being in this difficult supply environment ” — Sharon Driscoll, Q 3 2021 Earnings Call • “Total service revenue continued to exceed total GTV growth , giving us continued confidence in our new Evergreen Model ” — Sharon Driscoll, Q 4 2021 Earnings Call • “I'll just take us back to the Evergreen Model commitment we made to ourselves, to our investors, to all of you and how that comes to be . So when we rolled out the Evergreen model, which was December 2020, and we kind of highlighted the transformation to the marketplace, we made the following commitments …” — Ann Fandozzi, Q 1 2022 Earnings Call

THE COMPANY ’ S 2020 AND 2022 INVESTOR DAY EVERGREEN FORECASTS WERE NEVER COMMUNICATED AS “ ASPIRATIONAL ” ( II / II ) It appears either the RBA management team and Board have been deceiving shareholders for nearly three years, or they are deceiving them now • “Turning to cashflow and liquidity, our cash flow remains very robust with trailing 12 - month operating free cash flow of $428 million, which is 179% of our non - GAAP adjusted net income , delivering well above our stated Evergreen Model target ” — Eric Jacobs, Q2 2022 Earnings Call • On behalf of the team, we are very proud of the performance that we continue to drive and specifically drove last quarter. Again delivering on the commitments made in the Evergreen Model , making prudent investments and setting us up for success in the future for many, many years to come” — Ann Fandozzi, Q2 2022 Earnings Call • “When this team set forward our new strategic plan in 2020 about becoming the global trusted marketplace for insight services and transaction solutions, the commitment we made in the Evergreen Model was to take that growth rate up, go from low single digits to mid - single digits, to high single digits, to low double digits, that kind of thing, and how we got there and how we're continuing to get there is a test and learn model ” — Ann Fandozzi, Q2 2022 Earnings Call • “Total service revenue continues to exceed total GTV growth in line with the Evergreen Model laid out at the 2020 Investor Day ” — Eric Jacobs, Q2 2022 Earnings Call • “Turning to services. We've committed to our Evergreen Model that our Services revenue growth will outpace GTV growth. That is and will continue to be accomplished through expanding our service offerings and penetration” — Ann Fandozzi, IAA M&A Call on Jan 23 rd , 2023 For three years of additional management’s references to the Evergreen Commitment, see appendix 24

MS . FANDOZZI MADE IT CLEAR SHE BELIEVED IN THE EVERGREEN COMMITMENT AND “ UPSIDE ” PROXY FORECAST ONLY THREE WEEKS AGO 25 Only three weeks ago, before realizing investors understood the standalone case was clearly worth more than the pro forma company, Ms. Fandozzi continued to champion the attainability of the Evergreen Commitment Question: The Upside Case in the Proxy assumes 8% GTV growth, but the Evergreen is higher, why? Ms. Fandozzi’s Response: If I could re - name it, I wouldn’t call it the Upside Case . The Base Case is ‘the bank case’, don’t pass go and don’t collect $200. The Upside Case is what we gave to IAA when they were considering taking a portion of the purchase price consideration in equity. I hate the name Upside , and that shouldn’t be the naming. The Evergreen model is not something the Company is backing away from . — From Feb 7 th , 2023 Scotiabank hosted Group Investor Call with Ms. Fandozzi

RBA MANAGEMENT ’ S DESPERATION HIGHLIGHTED BY GOING BACK EIGHT YEARS TO FIND A MISLEADING “ ASPIRATIONAL ” QUOTE The Company had to go back eight years to find a single, misrepresentative reference of “aspirational”, by the prior CEO, Ravi Saligram (See Below) In a desperate attempt to suddenly downplay the achievability of the Evergreen Metrics, management cherry - picked two misrepresentative quotes from several years ago Here is the context on how Mr. Saligram viewed the Evergreen Commitment made in 2015 Mr. Saligram, who oversaw the creation and implementation of the Evergreen Commitment, said two months later in March 2015: “ I want to talk a bit about earnings guidance, as you know, we have worked very hard to establish our evergreen model for the business and our performance scorecard to provide strong transparency to quarterly performance. The evergreen model captures our target for what we expect the business to deliver on average over the coming years. From Feb 22 nd RBA Presentation 26 The words “aspirational” or “aspire” do not appear a single time in any public transcript during Ms. Fandozzi’s tenure as CEO

F ORMER RBA CFO ’ S QUOTE ALSO TAKEN OUT OF CONTEXT • On this same call, Ms. Driscoll, also stated: “As a reminder, our Evergreen Model reflects our expectation of how we believe our business will grow on an average annual basis over a 5 - to 7 - year horizon.” RBA management attempting to distance itself from the Evergreen Commitment by creating a false narrative that it cannot be relied upon as it is not annual guidance; since inception of the Evergreen Commitment and repeatedly thereafter, management has made it clear that these are 5 – 7 year financial performance expectations that they have achieved • RBA chose in the Feb 22 nd , 2023 presentation to use the 2020 version of this Evergreen Model slide, instead June 2022 slide that had the identical content plus an explicit message that the evergreen targets represent a “targeted average annual performance level over a 5 - to - 7 year period” with 2019 as the base year RBA June 2022 Presentation RBA Feb 22 nd Presentation 27

RBA BOARD AND MANAGEMENT APPEAR TO BE SPEAKING OUT OF BOTH SIDES OF THEIR MOUTH Source: Company Presentations. RBA Board and Management are telling shareholders that the Evergreen Commitment they championed for three consecutive years is not trustworthy. They have resorted to insulting their own business, yet they want you to believe they can flawlessly execute on $350 - 900M of EBITDA “Opportunity” Targets This is too hard for us to achieve even though we’ve been telling you we can for three years – RBA Board But trust us, we can achieve these opportunities that would double the Pro Forma company EBITDA – Also RBA Board This is terribly confusing to shareholders – which statement do we trust? From June 2022 Investor Day Presentation 28 From Feb 22 nd Presentation

MANAGEMENT'S USE OF GTV PERFORMANCE TO CLAIM THE EVERGREEN COMMITMENT ARE INAPPROPRIATE FOR VALUATION IS JUST PLAIN WRONG

GTV does not drive valuation - EBITDA and FCF do. The Company has met the low-end of its Adj. EBITDA CAGR Evergreen Commitment from 2019-2022 (~14%) despite severe supply chain and FX headwinds to GTV growth which are now abating



Historical GTV Growth
10% GTV Growth
Midpoint of Evergreen Target Range
GTV Growth Target only reached in 2018 due to first full-year owning IronPlanet
1%
2%
3%
11%
4%
5%
2%
9%
2015A
2016A
2017A
2018A
2019A
2020A
2021A
2022A
Before 2022, RBA only hit its GTV growth target in 1 out of 7 years

From Feb 22nd RBA Presentation

- The Company has attempted to misguide investors yet again by claiming that its Evergreen Commitment is not appropriate for valuation given it has not achieved the guidance on **GTV growth**
- **GTV does not drive valuation, EBITDA and FCF do**
- GTV growth averaged 5% during the years 2020, 2021, 2022 **despite headwinds from a global pandemic and severe supply chain issues, and yet Adj. EBITDA still grew at a ~14% CAGR from 2019-2022**
- **Now that GTV macro headwinds are abating and growth is set to accelerate** from 2019-2022 CAGR levels, management is claiming in nonsensical fashion that Adj. EBITDA CAGR should be lower than 2019-2022 levels

29

LUXOR

THE COMPANY MISLEADINGLY CLAIMED IT DID NOT ACHIEVE ITS EVERGREEN COMMITMENT BY CREATING FALSE HISTORICAL TARGETS As we will show on the subsequent four pages, the Company has attempted to change history. These hypothetical 2022 projections are based on a make - believe scenario that had no relationship to the actual 2015 Evergreen Commitment publicly given at the time Source: Company Presentations. Newly imagined 17% EBITDA CAGR (implied by 3.4x from 2014 - 2022) far exceeded the actual 2015 Evergreen Commitment of high - single digit to low double digit annual EPS growth 30 From Feb 22 nd , 2023 RBA Shareholder Presentation

298 - 450 428 400 350 300 250 200 150 100 50 F Y 1 4 F Y 1 9 F Y 2 2 • The Company is claiming that if the 2020 Evergreen Commitment had been achieved from 2014 - 2022, EBITDA would have been $642M in 2022, or grown at a CAGR of 17% from 2014 - 2022 • The plain and simple fact is that for the entirety of the years 2014 - 2019, the Company was not guiding to EBITDA growth of mid to high teens (~17%), it was guiding to EPS growth of high single digits to low double digits and EBITDA growth of ~8% at the midpoint • As shown below, from 2014 - 2019, the Company grew Adj. EBITDA at ~10% CAGR, thereby beating its 2015 Evergreen Commitment Adj. EBITDA (Incl. SBC) ($M) THE COMPANY BLATANTLY ATTEMPTS TO CONFLATE ‘19 - ’22 EBITDA GROWTH GUIDANCE WITH ‘14 - ’19 GROWTH GUIDANCE ~10% CAGR Com p a n y 187 Target = ~8% ~13% Source: Company Presentations. SEC Filings. 31 CAGR ~14% CAGR excl. SBC (Evergreen based on excl. SBC)

THE COMPANY ACHIEVED ITS 2015 EVERGREEN BOTTOM LINE GROWTH COMMITMENT OVER ALL RELEVANT TIME PERIODS MEASURED FACT : The primary bottom - line target given in the 2015 Evergreen Commitment was EPS growth of HSD - LDD And the Company achieved that guidance in every relevant time period $0.94 $1 . 4 4 $2 . 1 2 $ - $ 0 . 5 0 $ 1 . 0 0 $ 1 . 5 0 $ 2 . 0 0 $ 2 . 5 0 F Y 1 4 F Y 1 9 F Y 2 2 Adj. EPS (Incl. SBC) 8.9% CAG R 13 . 9 % CAGR Source: Company Presentations. SEC Filings 32 10 . 8 % CAGR The Company achieved the bottom - line (the driver of valuation) growth targets from the 2015 Evergreen Commitment, counter to management’s inaccurate narrative that Evergreen Commitment is “aspirational” and have not been achieved historically Note: The Company began adding back SBC in 2022 and thus for consistency, all years include SBC as an expense in Adj. EPS From the RBA 2015 Investor Day Presentation

RBA DISCLOSED BEATING ITS EVERGREEN COMMITMENT Source: Company Presentations. 33 From the RBA 2020 Investor Day Presentation Despite disclosing in Q3 2020 that the vast majority of Evergreen Commitments were being met, the Company now wants you to believe that its Evergreen Commitment was never achieved

THE 2015 AND 2020 EVERGREEN COMMITMENTS WERE COMPLETELY DIFFERENT AND CANNOT BE COMPARED ACROSS TIME PERIODS

The 2015 and 2020 Evergreen Commitments gave completely different bottom line growth projections that applied to different time periods; the only relevant question when assessing the credibility of the Evergreen Commitment is: Did the Company do what they said they would do from 2014-2019 and from 2019-2022?

	2015 Evergreen Commitment	2020 Evergreen Commitment
Relevant Period For Performance Measurement	2014-2019	2019-2022 (Present)
GTV Growth	High Single Digits to Low Teens	High Single Digits to Low Teens
Total Revenue Growth	Mid Single Digit To High Single Digit	**Not Discussed**
Service Revenue Growth	Mid Single Digit To High Single Digit (No accounting difference to revenue at the time)	Low Double Digits to High Teens (~15% midpoint)
SG&A Growth	Grow Slower Than Revenues	**Not Discussed**
EBITDA Growth	**50bps Margin Improvement p.a. (Equates to ~8% growth at midpoint)[1]**	**Greater Than Service Revenue Growth (~17% growth at midpoint)**
Operating Cash Flow	Greater than 100% of Adjusted Net Income	Greater than 100% of Adjusted Net Income
EPS Growth	**High Single Digits To Low Teens**	**Not Discussed**

(1) RBA had an EBITDA margin of 36.4% in 2014. If revenue grows at MSD to HSD (4-9%) rates and EBITDA expands 50bps per year, EBITDA mathematically grows at a rate of ~5.5-10.5%, or ~8% at the midpoint.
Source: Company Presentations.

34

LUXOR

THE COMPANY AGAIN MISLED INVESTORS BY JUSTIFYING ITS LOWBALLED FORECAST WITH SELECTIVE INCENTIVE PLAN DISCLOSURE

- The Company's Feb 22nd presentation made the claim that the Lowered Base Case forecast (~8.8% 2022-2026 EBITDA CAGR) was consistent with the management incentive plans, and that is why it was chosen for the fairness opinion
  - The Lowered Base Case forecast of 8.8% CAGR was already below the Company's quoted ~10% earnings growth tied to compensation
- The Company **made it seem like the only target** in the management incentive plan was ~10% earnings growth
- In reality, **the management incentive plan provides tiered payout percentages** of target compensation based on different levels of earnings growth, **with the ~200% level associated with 14% earnings growth**
  - **~14% earnings growth matches the FY22-FY26 CAGR of ~14% in the Company's fairness opinion Original Forecast**
- The Company appears to have pretended as if this compensation threshold and associated earnings growth (which matched their Original Forecast exactly) **did not exist in yet another attempt to mislead**

***From The Company's 2022 Proxy Statement*[1]**

Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	less than 6.0%	0%
	6.0%	50%
	10.0%	100%
	Greater than or equal to 14.0%	200%

Matches exactly the Original Forecast '22-'26 EBITDA CAGR of ~14%

(1) Page 58 of 2022 Proxy Statement.

35

LUXOR

RBA IS PERFORMING FAR BETTER IN Q1 '23 THAN MANAGEMENT ADMITS

Management continued to misrepresent the near-term prospects of its own business on the Q4 2022 earnings call suggesting low to mid-single digit growth, in what appears to be another attempt to close the IAA deal

Quarter To Date Ritchie Auction Listings Y/Y(1)


30%
25%
20%
15%
10%
5%
0%
26.5%

- Ritchie auctions are heavily weighted to the month of March, so the data tracks listings for the auctions as compared to the same period last year. **Listings are up ~27% Y/Y**
- Having said that we already have positive results from the first two large auctions of the quarter:
  - **Houston Auction had ~11% Y/Y GTV growth**
  - **Orlando Auction had >14% Y/Y GTV growth**

Quarter To Date RBA Additional Websites GTV Y/Y(2)


35%
30%
25%
20%
15%
10%
5%
0%
29.6%

- Ritchie operates a number of additional auction sites including IronPlanet, TruckPlanet, Marketplace-E, SalvageSale, and GovPlanet that are more evenly spaced throughout the quarter making them easier to track
- **These account for 25% - 30% of volume in Q1**
- **They sites are currently tracking up 30% Y/Y**

The Sell-side Also Understands We Are Being Misled

"**The tone around 2023 (and Q1) is a bit surprising post a strong Q4 and green shoots**: Q1 GTV growth of low to mid-single digit range, headwinds to margin, level of manual processes still in place on volumes, required investments, etc. **Do we think RBA is erring on the side of caution to** keep expectations in check, manage the inflection of used price vs volume, and **highlight where management feels IAA provide benefits (i.e., transaction processing)? Yes.**"

— Bank Of America, February 22nd, 2023

(1) Number of items listed for Ritchie auctions on February 23rd 2023 vs. February 23rd 2023.
(2) GTV data for IronPlanet, TruckPlanet, Marketplace-E, SalvageSale, and GovPlanet through Feb 21st which represents ~49% quarter to date completion.
Source: Company Earnings Calls, West Side Analytics.

36

LUXOR

DATA PROVIDES ACCURATE HISTORICAL INSIGHT INTO RBA ’ S PERFORMANCE G T V GTV sold by platform • Historically this data set has been very accurate, with an average error rate of - 1.2% since Q3 2019 • As we will discuss on the following page, we believe management continues to misrepresent the future prospects of its business to justify the IAA deal RBA Reported Data Difference % E Q3 2019 1,084 1,066 18 • Westside Analytics gathers Q4 2019 1,384 1,383 1 information from RBA’s various Q1 2020 1,147 1,175 (28) auction sites on items listed and Q2 2020 1,494 1,522 ( 2 Q3 2020 1,321 1,307 Q4 2020 1,449 1,498 Q1 2021 1,275 1,292 Q2 2021 1,528 1,5 1 , 27 0 1 , 46 1 1 , 43 9 1,6 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 A Source: West Side Analytics. 37

IAA VS . COPART Q4 2022 PERFORMANCE Source: SEC Filings. Company Press Releases. IAA continues to bleed share to Copart in Q4 2022 as evidenced by their diverging unit volume growth rates 0 . 3% 2 . 9% ( 3 . 7% ) 4 . 0 % Q4 2022 Volume Growth 9.0% 4 . 7% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% ( 2 . 0% ) ( 4 . 0% ) ( 6 . 0% ) U.S. Total Volume U.S. Insurance Volume Globa l Volume I A A C P RT 38 “ Based on the most recent Copart and IAA results, organic volume momentum continues to favor the former (+4.7% vs. - 3.7%)… These network effects are hard [for IAA] to overcome without material incremental investment (people, process, IT, land, or, all the above). The lack of “costing” clarity on IAA’s revenue synergies is something we find difficulty in squaring .” ─ National Bank Financial, February 21 st , 2023 (Post Q4 Earnings Call)

COPART ’ S ADVANTAGE CONTINUES TO BALLOON … 1 3 0 1 2 0 1 1 0 1 0 0 1 4 0 1 8 0 1 7 0 1 6 0 1 5 0 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 9 CPRT 2 0 2 0 2 0 2 1 2 0 2 2 Copart vs. IAA Indexed Volumes 2018 I A A Note : The figures above compare IAA total volume growth against Copart disclosed quarterly North America volume growth (which disadvantages Copart as international grows faster) . United States comprised ~ 83 % of IAA revenue in 2021 , and a majority portion of IAA international relates to IAA Canada . Indexed volumes begin in 2015 by using the mix of IAA and Copart revenues between Q 1 and Q 4 2015 . IAA and Copart fiscal quarters are different by one month . Source : SEC Filings . +44% “ IAA is uphill battling Copart which is the number one player and has leading market share… there is a bit of wishful thinking [from RBA] in my perspective… it is very difficult to turnaround the ship which is lagging . “ — National Bank Financial, Bloomberg Interview on Feb 22 nd , 2023 For more detail on why IAA is a long - term losing business, which the Company made no attempt to refute, see slides 28 - 47 in Luxor’s presentation released on Feb 17 th , 2023 39

CONCLUSION : RBA’ S CHANGING NARRATIVE CAN ’ T HIDE THE FACTS 40 • The RBA Board and management team have lost all credibility relating to the accuracy and poor faith nature of their fairness opinion Lowered Base Case when considering those forecasts missed Q4 2022 (the first quarter into the forecast) by staggering amounts • Given the implausibility that the Company could “accidently” misforecast every near - term financial metric by such incredible amounts, we remain firm in our view that company misled RBA shareholders with lowballed projections that were introduced at the eleventh hour • When using the intellectually honest approach of using sell - side estimates immediately after RBA reported Q3 results, when sell - side analysts had the same information as management, the Company’s FY23E EBITDA and forecasts are lower than sell - side consensus estimates, and their capex assumptions are enormously more punitive • Caught dead to rights in an apparent manipulation of its fairness opinion forecast, the Company has opted for a last - resort tactic : disown the very Evergreen Commitment it has championed for three years, and as recently as three weeks ago • In their effort to support the false narrative that the Evergreen Commitment was “aspirational”, the Company resorted to conjuring up new historical targets that didn’t exist in 2015 to avoid acknowledging that RBA has met every EPS and EBITDA Evergreen Commitment since 2015

A GE N D A • The Board’s Obfuscation on the Manipulated Forecasts • The Deal Valuation Would Not Have Been Acceptable Without An Eleventh - Hour Change To The Forecasts • Did The Board Woefully Misunderstand RBA’s Business or Willfully Misrepresent It? • Appendix: Three Years Of Management’s Quotes On Evergreen Commitment 41

SUMMARY : THE STANDALONE PATH IS BETTER 42 • We are surprised to see the Company taking issue with our DCF assumptions in our presentation materials as they are not our assumptions, but rather the assumptions used by Goldman Sachs and Guggenheim, the Company’s own advisors • Using the Company’s advisors' assumptions with the company’s Original Forecast, prior to the material reduction at the 11 th hour, it is clear the standalone case is superior given lower risk, no financial leverage, and no HoldCo discount • The Company had no response to the DCF analysis in our Feb 17th presentation , and instead employed what appears to be a classic bait - and - switch tactic, which ignored this analysis and instead chose to focus on a separate DCF analysis Luxor conducted in its letter on Dec 16 th , three months earlier when Luxor was not yet aware of the fairness opinion forecast manipulation • Finally, using selective disclosure the Company attempts to claim RBA trades at a premium to its proxy comps, when the reality couldn’t be further from the truth, with RBA trading at a >20% discount to the proxy peers on cash flow and nearly 30% discount to the marketplace proxy peers on both EBITDA and cash flow Using RBA’s own DCF assumptions and Original Forecast the standalone case is clearly superior

HOW RBA'S TERMINAL EBITDA WAS CUT BY >$100M TO JUSTIFY THE DEAL

Case	EBITDA	Description
Evergreen Commitment	Mid-teens to 20% EBITDA CAGR	• Given as average targets over a 5 - 7-year period • EBITDA performance has been at the low-end of the targets looking at the first 3 years since commitment
Original Forecast	13.5% EBITDA CAGR	• Consistent with historical performance and sell-side projections
Lowered Base Case Forecast	8.8% EBITDA CAGR	• Projects EBITDA materially under-performing sell-side and historical performance, despite the environment improving for RBA • Overstated Q4 capex by 178%
Actual Q4 Results	22% Y/Y Growth	• Far exceeded Lowered Base Case Q4 of 8% Y/Y growth • Produced $200M more cash flow in the quarter than projected in the Lowered Base Case Forecast

You tell us if the numbers were sandbagged

43

LUXOR

RBA SANDBAGGED ITS OWN STANDALONE VALUATION TO JUSTIFY THE IAA DEAL

Management Lowered Base Case reduced RBA's standalone valuation with the purpose of portraying a value destructive deal as value creative

- By using RBA's financial advisors' own DCF assumptions and the Evergreen Commitment financial projections that **management has championed for three years**, RBA would be worth **$104-118** per share on a standalone basis at the midpoints
- Management's Original Forecast, **used throughout the entirety of the IAA deal negotiations**, would imply a standalone RBA stock price value of **$86-89** per share at the midpoints
- Management introduced a Lowered Base Case to be used for the Fairness Opinions **two weeks before the deal was announced** that implied a standalone stock price value of **$73-76** per share at the midpoints

Fairness Opinion DCF Model Valuations ($ / Share)



RBA Share Price ($ Per Share)
140
120
100
80
60
40
20
What mgmt. introduced at the eleventh hour
76
What mgmt. used for the IAA deal negotiations
89
What mgmt. championed for three years
104
73
86
118
Goldman - Lowered Base Case
Goldman - Original Forecast
Goldman - Evergreen Commitment
Guggenheim - Lowered Base Case
Guggenheim - Original Forecast
Guggenheim - Evergreen Commitment

Note: Luxor's RBA Original Forecast Case assumes punitive cumulative capex of $390M from '23-'26 vs. the Company's Lowered Base Case assumption of $367M.
Source: SEC Filings.

44

LUXOR

RBA CRITICIZES LUXOR'S VALUATION ANALYSIS WHICH IS BASED OFF RBA'S OWN FINANCIAL ADVISORS' ASSUMPTIONS AND RBA'S PROJECTIONS

When using RBA's advisors own DCF assumptions and the Original Forecasts which are consistent with the low-end of the Evergreen Commitment, it is abundantly clear that the deal has no economic benefit and comes with operational and financial risk

Fairness Opinion DCF Valuations ($ / Share)



RBA Share Price ($ / Share)
100
90
80
70
60
50
40
30
20
10
89
90
86
85
RBA Standalone
RBA + IAA Combined
RBA Standalone
RBA + IAA Combined
Goldman - Original Forecast
Goldman - Pro Forma (IAA + RBA Original Forecast)
Guggenheim - Original Forecast
Guggenheim - Pro Forma (IAA + RBA Original Forecast)

- **Achieving an equivalent stock price cannot justify the risks associated with this transaction, which include:**
  - Merger integration risk
  - Introduction of a HoldCo discount
  - Significantly higher and expensive leverage
  - Distraction from core RBA initiatives
  - Continued deterioration of IAA's business
- Even when using RBA's own provided Original Forecast, which is at the lowest end of the Evergreen Commitment and has severely punitive capex assumptions, the deal lacks sufficient rationale to issue equity
- **Management understood this, which is why they introduced the Lowered Base Case two weeks before the deal was announced**

Note: Luxor's RBA Original Forecast Case assumes punitive cumulative capex of $390M from '23-'26 vs. the Company's Lowered Base Case assumption of $367M.
Source: SEC Filings.

45

LUXOR

CORRECTING RBA ’ S APPARENT FLAWED TRADING COMPARABLE ANALYSIS An swer RBA attempted to mislead investors by showing the “median” valuation (vs. mean which is standard) for a set of nonsensically chosen peers which are not marketplace business models. RBA trades at a dramatic discount to marketplace peers from the 2022 proxy statement, making it a terrible time to be issuing stock • The peers RBA showed in its Feb 22 nd presentation contain several businesses that are not marketplaces and have completely different business models such as renting equipment, engineering solutions to government entities, and even a company that produces energy power systems (?) • When looking at the accurate, marketplace peers, RBA trades at a 20 - 30 % discount on 2023 - 2024 EBITDA figures, and a 30 - 40 % discount on EBITDA – Capex figures (a proxy for FCF which is the driver of all fundamental valuation analyses) Proxy Peer Comparables Valuation On Feb 23th, 2023 Copart 31 , 60 0 1 , 69 8 1 , 96 2 1 , 25 5 1 , 51 2 18.6x 16.1x 25.2x 20.9x CoStar Group 24 , 90 8 540 731 480 668 46.1x 34.1x 51.9x 37.3x Etsy 17 , 79 9 770 891 734 850 23.1x 20.0x 24.3x 21.0x Finning Internationa 5 , 44 2 820 828 743 740 6.6x 6.6x 7.3x 7.4x Not a marketplace Generac Holdings 9 , 01 9 701 844 591 274 12.9x 10.7x 15.3x 32.9x Not a marketplace KAR Auction Services 4 , 24 2 260 286 197 197 16.3x 14.8x 21.6x 21.6x Herc Holdings 7 , 75 5 1 , 50 0 1 , 60 5 240 314 5.2x 4.8x 32.3x 24.7x Not a marketplace KBR 9 , 18 9 736 868 665 813 12.5x 10.6x 13.8x 11.3x Not a marketplace Rush Enterprises 4 , 39 7 548 509 272 290 8.0x 8.6x 16.2x 15.2x Not a marketplace TMX Group Limited 6 , 16 5 487 518 443 472 12.6x 11.9x 13.9x 13.1x Toromont Industries 6 , 67 4 569 589 397 431 11.7x 11.3x 16.8x 15.5x Not a marketplace Tripadvisor 3 , 06 4 345 425 273 352 8.9x 7.2x 11.2x 8.7x WillScot Mobile Mini 13 , 73 1 985 1 , 09 6 657 788 13.9x 12.5x 20.9x 17.4x Not a marketplace Zillow Group 8,359 371 557 268 421 22.5x 15.0x 31.2x 19.9x Average Proxy Peers Average Marketplace Proxy Peers 15 . 6 x 21 . 2 x 13.2x 17.0x 21.6x 25.6x 19.0x 20.3x RBA 7,071 508 553 463 508 13.9x 12.8x 15.3x 13.9x Discount To Proxy Peers ( 11% ) ( 3% ) ( 29% ) ( 27% ) Discount To Marketplace Proxy Peers ( 34% ) ( 25% ) ( 40% ) ( 32% ) EBITDA 2023 2024 EBITDA - Capex 2023 2024 TEV / EBITDA 2023 2024 TEV / EBITDA - Capex 2023 2024 TEV Source: Sell - Side CIQ Estimates as of Feb 23 rd , 2023. 46

N O MATTER WHAT MARKETPLACE PEERS YOU CHOOSE , RBA IS DRAMATICALLY UNDERVALUED RBA used stale sell - side estimates in its Feb 22 nd presentation to value its own business (which only included two analysts). After reporting Q4, consensus RBA figures were updated, and current figures continue to show that RBA trades at a material discount to true marketplace peers Auctions Technology Group 80 94 71 85 14.7x 12.6x 16 . 6 x 13 . 8 x AutoTrader 417 456 412 451 16.2x 14.8x 16 . 3 x 14 . 9 x Baltic Classifieds 53 61 53 61 18.3x 15.9x 18 . 4 x 16 . 0 x CarSales 307 353 265 311 20.0x 17.4x 23 . 2 x 19 . 8 x Copart 1 , 69 8 1 , 96 2 1 , 25 5 1 , 51 2 18.6x 16.1x 25 . 2 x 20 . 9 x CoStar 540 731 480 668 46.1x 34.1x 51 . 9 x 37 . 3 x Hemnet 50 62 48 61 31.0x 24.9x 32 . 0 x 25 . 4 x REA Group 484 560 408 478 23.1x 20.0x 27 . 4 x 23 . 4 x Righmove 317 339 313 336 17.5x 16.3x 17 . 7 x 16 . 5 x Scout24 295 333 259 295 13.8x 12.2x 15 . 7 x 13 . 8 x Trainline 119 137 70 84 12.1x 10.5x 20 . 7 x 17 . 0 x Trading Comparables EBITDA EBITDA - Capex TEV / EBITDA TEV / EBITDA - Capex 2023 2024 2023 2024 2023 2024 2023 2024 Average 21.0x 17.7x 24.1x 19.9x RBA 508 553 463 508 13 . 9 x 12 . 8 x 15 . 3 x 13 . 9 x Discount To Peers ( 34% ) ( 28% ) ( 37% ) ( 30% ) Source: Sell - Side CIQ Estimates as of Feb 23 rd , 2023. 47

CONCLUSION : RBA IS WORTH MORE ALONE 48 • RBA Board and management were noticeably silent and made no attempt to refute Luxor’s analysis in its Feb 17th presentation that showed the deal economics did not work when using the Original Forecast that RBA provided, along with RBA’s advisors’ DCF assumptions — Every single number in Luxor’s valuation analysis for the Lowered Base Case and Original Forecast was provided by the Company and its financial advisors, not Luxor • The Company had no response to the analysis in our presentation , and instead employed a classic bait - and - switch tactic which completely ignored this analysis and instead chose to focus on a separate DCF analysis Luxor conducted in its letter on Dec 16 th , three months earlier when Luxor was not yet aware of the manipulation that occurred in the fairness opinion forecasts • The Company countered Luxor’s trading peer analysis by pointing to the Company’s own highly misleading analysis that compared RBA to capital intensive companies such as rental equipment companies, a commercial truck retailer, a company that provides engineering solutions to governments, and even a company that produces energy power systems (?) — The Company inappropriately chose capital intensive companies with optically low EBITDA multiples to hide RBA’s undervaluation on the metric that matters: free cash flow • When comparing RBA’s valuation as of Feb 23 rd , 2023 to its accurate, marketplace peers in its 2022 proxy, RBA trades at anywhere from a 30 - 40% discount on 2023 EBITDA figures

A GE N D A • The Board’s Obfuscation on the Manipulated Forecasts • The Deal Valuation Would Not Have Been Acceptable Without An Eleventh - Hour Change To The Forecasts • Did The Board Woefully Misunderstand RBA’s Business or Willfully Misrepresent It? • Appendix: Three Years Of Management’s Quotes On Evergreen Commitment 49

SUMMARY : THE BOARD HAS FAILED TO PROTECT RBA SHAREHOLDER INTERESTS 50 • The Board failed to prioritize RBA shareholder interests — Made no serious attempt to shop Starboard’s expensive preferred equity financing — Puzzlingly approved a final bid ( $ 46 . 88 ) that was higher than the original bid ( $ 46 . 00 ) despite the interim period involving lower projected synergies ( - $ 30 - 50 M), deteriorating IAA financial performance, and significantly higher interest rates and cost of debt financing — Made no attempt to pushback on highly aggressive IAA projections — Allowed the changing of RBA financial projections at the eleventh hour to a Lowered Base Case and signed off on their exclusive use for the fairness opinion • Management’s long - term compensation structure incentivizes low quality M&A — 50% of incentive compensation is based on earnings growth, not earnings per share growth, thereby incentivizing running a bigger company, not a more valuable per share company — 50% of the compensation is based on OFCF / share growth, thereby incenting the purchase of poor - quality companies at optically low multiples to juice near - term OFCF / share • The Company continues to mischaracterize, obfuscate, and mislead shareholders regarding the Starboard preferred equity instrument — The Board and management attempted to mislead shareholders by misrepresenting the basic terms of both RBA’s and Western Digital’s (a blatantly incomparable company) preferred equity — The Board kicked and screamed over the treatment of minutia terms that have effectively no impact on the valuation of the security in an attempt to hide what everyone knows is obvious: Starboard was given an exceptional deal at the expense of common shareholders

THE CLAIM THAT THE RBA BOARD HAD SERIOUSLY CONSIDERED IAA AS AN ACQUISITION TARGET FOR YEARS IS INCONSISTENT WITH THE PROXY From The Proxy Statement Implication on Flawed Process and Board Oversight “On August 13, 2021, Mr. Kett emailed Ms. Fandozzi to ask if she was available to meet to discuss a potential business combination between IAA and RBA and shared the materials prepared by Guggenheim Securities. On September 30, 2021, Mr. Kett and Ms. Fandozzi held a meeting to discuss the potential merits of a business combination between IAA and RBA. Ms. Fandozzi agreed that the strategic rationale for a potential business combination appeared strong, and the two agreed to set up meetings with their respective management teams to further explore the merits of a potential transaction.” — Form S - 4/A Proxy Statement Filed Feb 9 th , 2023 • This process began by IAA reaching out to RBA to discuss a potential acquisition, not the other way around 51 • Goldman Sachs had been RBA’s long time financial advisor since 2016 (IronPlanet acquisition); there is no proxy language indicating any analysis of IAA as a target by Goldman , or that Goldman had ever raised IAA as a potential acquisition candidate • Once engaged, the Board failed to effectively “kick the tires” — Approved financial advisors to use what appear to be lowballed, manipulated projections — Did not push back on aggressive IAA projections — Showed no evidence of pushing back on deal terms even when it was clear IAA had no other buyers and the business was underperforming, giving RBA significant negotiating leverage — Did not shop the Starboard preferred equity financing which was entirely unnecessary IAA initiated merger discussions with RBA, not the other way around. This contradicts RBA’s misrepresentation that the Board and management had carefully considered IAA as a strategic acquisition for several years

A TIMELINE OF THE BOARD'S PROCESS SHOWS A POOR NEGOTIATION PROWESS ON BEHALF OR RBA SHAREHOLDERS

RBA Board's "Deliberate and Thoughtful Process" involved an inexplicable final bid price that was above the original bid, despite 1) $30-50M lower synergy estimates, 2) significantly higher interest rates on debt financing, 3) deteriorating IAA financial performance relative to expectations, and 4) public calls by Ancora to sell IAA that generated zero interest (but for RBA)

Aug 13th 2021: IAA reaches out to Ms. Fandozzi about a potential transaction

May 24th: Ms. Fandozzi delivers proposal to acquire IAA at $46.00 per share based on **cost synergy estimates of $150M**

June 15th: Ms. Fandozzi raises IAA acquisition proposal to $46.88 per share with zero incremental diligence

Aug 4th: JP Morgan informs IAA Board that synergy estimates likely to fall below $150M and Board discusses ability to "even maintain the June proposal" given the lower anticipated cost synergies

Aug 12th: Goldman Sachs informs JP Morgan (IAA advisor) that **cost synergy estimates have been reduced to $100-120M**

Sep 3rd: Ms. Fandozzi informs IAA it would be difficult to retain the $46.88 headline offer given cost synergy estimates have come down

Sep 14th: Ms. Fandozzi delivers a downwardly revised offer to IAA of $46.08 per share, still above the original $46.00 offer despite $30-50M **lower assumed cost synergies, deterioration in IAA operating performance vs. RBA outperformance, and significantly higher interest rates**

Oct 3rd: Ms. Fandozzi delivers a raised offer of $46.88 despite **again citing IAA's reduced 2022 outlook and lower cost synergies**

Oct 25th: Board has zero pushback to aggressive IAA forecasts

Nov 7th: Deal announced at same price of $46.88 despite IAA significantly missing sell-side Q3 estimates

Jan 23rd: After a severe adverse market reaction, Board attempts to save face by revising deal price downward by a laughable ~4%

Aug-21 ... May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22

52

LUXOR

ACQUIESCENT BOARD DID NOT PROTECT SHAREHOLDER INTERESTS WHILE THE FORECASTS WERE BEING MANIPULATED AT THE ELEVENTH HOUR

- **Throughout nearly the entirety of the IAA deal discussions**, RBA used the Original Forecast (first shared in August 2022) for negotiations that represented conservative but reasonable forward prospects for the company

- On October 25th, 2022, **only two weeks before the announcement of the IAA deal**, RBA management chose to re-label the Original Forecast it had been using for months to the "Upside Case" and materially inflate capital expenditures

- Concurrently, RBA management introduced a new Lowered Base Case set of RBA standalone forecasts that were "more conservative" and **materially below the Company's own previously stated long-term goals and the sell-side**, and instructed its financial advisors that they were only authorized to use this depressed Lowered Base Case in its fairness opinion evaluation



Aug 19th, 2022: RBA Shares 5-year Standalone Forecast with IAA
Oct 5th, 2022: IAA Agrees to RBA's price of $46.88
Oct 24th, 2022: RBA confirms the $46.88 price but alters the cash / stock mix
Oct 25th, 2022: RBA creates materially more conservative Base Case Projections for fairness opinion
Nov 7th, 2022: RBA and IAA Announce Merger at $46.88
Aug-22
Sep-22
Oct-22
Nov-22

It appears RBA purposely changed the financial projections "at the eleventh hour" to ensure that the fairness opinion would support the IAA merger

53

LUXOR

THE BOARD ’ S CHANGING NARRATIVE SURROUNDING THE PROXY FORECAST From The Proxy Statement What The Board Is Saying Now “On October 25, 2022, representatives of Goldman Sachs and Guggenheim Securities held a meeting with representatives of J.P. Morgan and reiterated the points Ms. Fandozzi had made in support of RBA’s proposed change in the merger consideration mix. Representatives of Goldman Sachs and Guggenheim Securities further stated that RBA would be providing an updated five - year management forecast (the “October RBA forecasts”) updating the August RBA forecasts to reflect RBA’s improved 2022 outlook and increased capital expenditures that RBA now expected to make in 2023. Representatives of Goldman Sachs and Guggenheim Securities further stated that RBA also would be providing more conservative five - year management forecasts (the “RBA base case”), which were being used for discussions with RBA’s financing sources and by Goldman Sachs and Guggenheim Securities in their financial analyses with respect to a potential transaction” — Form S - 4/A Proxy Statement Filed Feb 9 th , 2023 54 • In the proxy statement, the Board clearly stated that RBA provided more conservative forecasts for debt financing sources • These same forecasts were used for the fairness opinions that justified issuing equity • While we agree conservative forecasts should always be given for debt financing (to avoid tripping covenants under any scenario), they are completely inappropriate for use in equity financing, let alone issuing 72% more shares • The Board has now shifted its rationale for the creation of a more conservative Lowered Base Case at the 11 th hour to: — Was consistent with management earnings targets (highly misleading as discussed earlier) — Was consistent with sell - side estimates (intellectually dishonest as we discussed earlier) — The Original Forecast was only used as an anchoring point for negotiation (inconsistent with management’s comments three weeks prior) The Board is flip - flopping on its prior crystal clear stated rationale for introducing a new, lowballed forecast in its discussions with IAA that were then later used for the fairness opinions

WHY DOES MANAGEMENT WANT TO DO A HORRIBLY DILUTIVE DEAL? BECAUSE THEY WIN EVEN IF SHAREHOLDERS LOSE

The IAA deal works for RBA management's compensation plan as they will get paid more money, but it doesn't work for RBA shareholders whose wealth is being destroyed

50% of management's long-term compensation is based on total earnings growth, not earnings per share growth, which **incentivizes empire building**

Publicly Disclosed Targets for Long-Term Incentive Plans

Year Released	Period Covered	LTI Target (Earnings Growth)
2019	2020 – 2022	12 %
2020	2021 – 2023	10 %
2021	2022 – 2024	10 %
2022	2023 – 2025	10 %

From the Company's Feb 22nd Presentation

- The Company's presentation and 2022 proxy disclosed that 50% of **management's compensation is tied to total earnings growth, not earnings per share growth**
- This means that management is **incentivized to build a bigger company, not a better company**
- This information makes it crystal clear why RBA management wants to do this deal – **they get paid a higher salary for running a bigger company regardless of the outcome for shareholders**

Source: Company Presentations, SEC Filings

50% of management's long-term compensation is based on FCF per share growth, which **incentivizes buying poor quality businesses at lower multiples**

From the Company's 2022 Proxy Statement

Cumulative OFCF per Share	Associated Level of Vesting (% of target award subject to OFCF per share)
less than $6.58	0%
$6.58	50%
$7.10	100%
Greater than or equal to $7.64	200%

- The Company's 2022 proxy statement also disclosed that **50% of management's long-term compensation is tied to FCF per share growth**
- This means that management is incentivized to grow near term FCF per share at the **expense of long-term business quality by buying poor businesses at lower multiples**

55

LUXOR

RBA PREFERRED APPROVED BY THE BOARD IS MORE EXPENSIVE THAN ITS CHOSEN MARKET COMP ON ALL KEY ECONOMIC TERMS

The Starboard Preferred has a *higher* dividend, a *higher* conversion premium, a *higher* make-whole payment, better call protection, and better dividend protection relative to the single comp cherry-picked by RBA in its defense of the rich terms its Board gave to Starboard

- The only comp cited by RBA is a preferred stock issued to Apollo and Elliott by a capital-intensive manufacturer of data storage with a more volatile and lower margin financial profile than RBA. **By refusing to shop the Starboard Preferred, the Board has saddled RBA for 9 years with a far more expensive instrument**

Richer

Ⓓ Ritchie Bros. Preferred Has ~~Better~~ Terms Than Current Market Comp✗

Addressing Investor Concerns

5

Terms	rb RITCHIE BROS.	Western Digital
Date	• January 23, 2023	• January 31, 2023
Size	• $485M	• $900M
Initial Dividend Rate	Ⓐ → 7% (mgmt. has incorrectly said 5.5% multiple times)	• 6.25%
Dividend Increases	• After 4 years: 7.5% • After 9 years: Greater of SOFR+600bps and 10.5% • Issuer has call rights at par, should the Holder choose to increase the dividend rate	• After 7 years: 7.25% • After 10 years: 8.25% • Dividends automatically increase, with no matching call right at par for the Issuer
Initial Conversion Premium	• ~23% (vs. the 10-day VWAP)	Ⓑ → 25-44%
Forced Conversion	• If the stock is >190% of the conversion price after 3 years; 175% after 7	• If the stock is >150% of the conversion price after 3 years
Issuer Call Right	• 100% after 9 years	• 110% after 7 years
Dividends	• Payable in cash or in common at RBA election (issued at a 3% discount)	• Payable in cash or in kind via an increase to the liquidation preference
Voting Rights	• Votes; cannot vote on the IAA acquisition	• Votes on all matters
Holder Redemption Rights	• Holder has no ability to force redemption unless there has been a triggering event	• Holder has no ability to force redemption, other than in the case of a Fundamental Change in the Issuer
Dividend Protections	• Participates in the common dividend on an as converted basis. If the common dividend falls below $0.27/quarter, the preferred dividend will be increased by an offsetting amount	• If WDC begins to pay a dividend, the preferred will participate on an as-converted basis
Change of Co Ⓒ	Make whole premium, based on a table	• Redeemed at the greater of 110% and the as converted value rb RITCHIE BROS.

55

Ⓐ The initial dividend rate is 7% (note: RBA mgmt. has misleadingly described the dividend rate as 5.5% multiple times) as Starboard receives the RBA common dividend on an as-converted basis. Over the next 9 years, Starboard will receive an average dividend of 7.7%/year(1) which is >145bps higher than the WDC Preferred dividend. WDC has not paid a dividend to common shareholders since 2020

Ⓑ Per WDC Preferreds' issuance release: "The initial conversion price of $47.75 represents a 25% premium to the volume-weighted average closing price of the common stock over the 20-day period ending on January 30, 2023, and a 44% premium to the closing price on January 4, 2023, the last trading day prior to merger rumors involving WDC."

Ⓒ Analysis of the make-whole reveals that Starboard receives >118% of par if RBA is acquired near current trading levels in the next few years

(1) Assuming RBA common shareholder dividend continued to increase at 9.7% / year in-line with its 5-year CAGR.

56

LUXOR

T HE BOARD EITHER DOES NOT UNDERSTAND THE COMPANY ’ S COST OF CAPITAL OR BOUGHT SUPPORT WITH A SWEETHEART DEAL • Kicking and screaming about assuming no hard maturity versus a 9 - year maturity (1) displays a deep misunderstanding or an attempt to distract by the Company . It has practically no impact on the value of the security as shown below, which can be confirmed with any fixed income trading desk or Bloomberg’s pricing model • Even using the overstated credit spreads of 600 - 800bps of RBA’s mouthpiece, it is still wildly mispriced: • The above analysis is conservative as it excludes the value of the make - whole provision , which provides Starboard with an attractive return in the vast majority of change of control scenarios • The analysis is conservative as it also excludes the value of Starboard’s ability to increase the dividend in years 4 or 9 . By definition, the value of this ability exceeds the matching call right in such events In order to obtain a par valuation for the Starboard Preferred in a convertible instrument pricing model assuming no maturity, one must assume a credit spread of over 1,500bps, a level associated with significantly distressed companies Credit Spread 300 400 500 600 700 800 Coupon Maturity 7.0% 9 years 131 126 122 118 115 112 7.0% Perpetual 131 126 121 116 113 110 7.7% 9 years 135 130 126 122 118 115 7.7% Perpetual 135 130 125 120 117 113 57 (1) The practical reality is that it would be absurdly uneconomic for RBA to keep the Starboard Preferred outstanding after 9 years given the expensive (8.6% assuming a 9.7%/year increase in the common shareholder dividend in line with the 5 year CAGR) and escalating coupon, particularly upon the stated plan to deleverage the Company. Starboard Preferred as a % of Par

RBA MANAGEMENT'S CHANGING TUNE ON DEAL RATIONALE IN THE FACE OF SHAREHOLDER OPPOSITION



1
Scale & Diversification
(Nov 7th) Deal announced - "scale" (18 mentions) and "diversification" (8 mentions) given as primary deal rationale on Q3 earnings call
1
(Dec 15th) Luxor Capital releases letter to the RBA Board and becomes first publicly opposed investor to the IAA deal
2
RBA Helps IAA
(Dec 5th) On BofA investor call, Ms. Fandozzi emphasizes ability of IAA to use RBA yards for CAT events and ability for RBA to sell its services to IAA buyers
Receives negative feedback from shareholders based on proxy statement disclosures
3
Revenue Synergies
(Jan 23rd) Revised deal terms announced and Ms. Fandozzi emphasizes the importance of all seven previously unquantified revenue "synergies"
Public opposition building
2
(Jan 30th) Janus Henderson opposes deal
3
(Feb 3rd) Deep Field opposes deal
4
(Feb 6th) Vontobel opposes deal
5
(Feb 15th) Eminence Capital opposes deal
IAA Helps RBA Now?
5
(Feb 13th) Ms. Fandozzi writes letter to RBA shareholders and spends 414 out of 1,890 words discussing the benefits of deal on RBA's Satellite Yard strategy and zero words discussing any other revenue opportunity
Step-Function Accelerant
6
(Feb 22nd) Ms. Fandozzi claims IAA will be "a step function accelerant" for RBA
Oops, Revenue Opportunities
4
(Feb 9th) RBA renames revenue "synergies" to "opportunities" in its proxy statement
Nov 7th
Nov 21th
Dec 5th
Dec 19th
Jan 2nd
Jan 16th
Jan 30th
Feb 14th
Shareholder Opposition
RBA management's deal rationale changes

Source: SEC Filings, Company Press Releases, Company Shareholder Letters, Public Investor Calls.

58

LUXOR

CONCLUSION : VOTE NO 59 • RBA standalone is worth significantly more with far less risk than the combined company as shown by: — The - 18% stock price decline on the day of the deal announcement and continued underperformance vs. peers and indexes — The Company’s own financial advisors’ DCF model and forecasts — Resounding RBA shareholder opposition to the deal • A dominant, undervalued marketplace (RBA) should not be issuing 72% more shares to purchase a second tier, declining, lower multiple Company (IAA) • The Company has misleadingly attempted to disown its own Evergreen Commitment now that it is convenient to support the IAA deal, but that does not hide the simple fact that every EPS and EBITDA Evergreen Commitment made since 2015 has been achieved and business remains on upward trajectory • If the deal closes, management will get richer via misaligned compensation incentives while shareholder value is permanently destroyed VOTE NO on this deal to return RBA its exciting standalone flight path trajectory for long - term sustainable shareholder value creation

A GE N D A • The Board’s Obfuscation on the Manipulated Forecasts • The Deal Valuation Would Not Have Been Acceptable Without An Eleventh - Hour Change To The Forecasts • Did The Board Woefully Misunderstand RBA’s Business or Willfully Misrepresent It? • Appendix: Three Years Of Management’s Quotes On Evergreen Commitment 60

• In addition to the quotes by RBA management on pages 23 - 24, on the following 6 pages we provide further references to the Evergreen Commitments / model by RBA’s CEO and CFOs on the 13 quarterly earnings calls and 4 analyst events held during the tenure of the current CEO at RBA i.e., from 2020 onwards • Since Ms. Fandozzi’s tenure as CEO in 2020, Evergreen Commitments are specifically discussed by management on every single quarterly earnings call and analyst day, typically multiple times , up until the Q3 2022 earnings call when the IAA deal was announced when the Company ceases to mention them at all • Overwhelmingly, the references to the Evergreen Commitments on these calls involve the Company achieving these metrics currently, or the CEO / CFO’s confidence in being able to deliver these targets, particularly the financially - related ones • Since RBA’s Evergreen Commitment were created in January 2015, they have been discussed in every single one of RBA’s earnings calls and analyst days with only 3 exceptions: the Q3 2022 and Q4 2022 calls , and the Q3 2016 earnings call which occurred shortly after a special call wherein management explained they were re - working the Evergreen targets following the Iron Planet acquisition • It is particularly unlikely for this not to be deliberate / a random coincidence, considering that RBA’s management has consistently been keen to comment on their “confidence in” and “commitment to achieving” the Evergreen metrics along with any of their successes, while RBA’s extremely strong performance in Q3 2022 and Q4 2022 demonstrated RBA was clearly achieving the Evergreen financial and GTV commitments • In looking at the total 150+ mentions of Evergreen Commitment in public calls since 2015, in addition to the management consistently discussing their conviction in the Evergreen Commitment and how they are exceeding them, they volunteer in multiple instances that they are “incentivized” internally by these targets as well 61 A DDITIONAL COMMENTS ON EVERGREEN COMMITMENTS BY RBA MANAGEMENT REVEAL THEY ARE ESSENTIALLY THE OPPOSITE OF ‘ ASPIRATIONAL ’

• We were very proud of the revenue growth, obviously in the quarter, which continues up into the right is our message. Our focus on the Evergreen commitment of taking our - if there is an Achilles heel in the business, historically, it's been the growth rate taking that higher and higher . So kind of from that anemic, very low single digits to mid - single digits, to high, to low double digits and how those pieces come together is by the various pieces that are all under Jim's purview as President. • Ann M. Fandozzi, Q2 2022 Earnings Call • And how that translates in the Evergreen Model is, again, you're going to see this trajectory of GTV, the trajectory of services revenue. It's an incredible business like marketplaces are, so then the flow through, the efficiency goes to the bottom line even more incredibly as it translates to the EPS . • Ann M. Fandozzi, Investor Day on May 18, 2022 • On an organic basis, excluding the impact from SmartEquip, total service revenue increased approximately 17%. Total service revenue continues to exceed total GTV growth in line with our Evergreen model. • Sharon R. Driscoll (CFO), Q1 2022 Earnings Call • Our cash flow remains very robust with 12 trailing months operating free cash flow of $446 million, which is 193% of our non - GAAP adjusted net income, delivering well above our stated Evergreen model target. • Sharon R. Driscoll, Q1 2022 Earnings Call • Despite an unprecedented tight supply environment, we grew GTV 2% for the year and services revenue by 5%, with services revenue growth outpacing GTV growth, consistent with our Evergreen Model commitments . • Ann M. Fandozzi , Q4 2021 Earnings Call 62 EVERGREEN COMMITMENTS BY RBA MANAGEMENT ( I / VI )

• I would note that compared to 2019, the growth in non - GAAP adjusted operating income has far exceeded the pace of growth in our service revenue, which is in line with what we communicated when we rolled out our new Evergreen Model last year. • Sharon R. Driscoll (CFO), Q3 2021 Earnings Call • Lastly, on accelerating growth. Euro Auctions gives us a platform for growth in Europe and other international markets. It supports our financial evergreen model and the combination will empower a global platform. • Ann M. Fandozzi, Euro Auctions UK LTD M&A call • Thanks for joining us. Yes, we are super proud, right? So we came in with service revenue growth of 5% for the year, 6% for the quarter, and we expect that to continue. And as we discussed in our Evergreen Model, the gap between GTV growth and service revenue growth to widen over time as we grow service revenue unrelated to the underlying GTV. • Ann M. Fandozzi, Q4 2021 Earnings Call • We had very strong cash flow in the quarter and I'm pleased to note that operating free cash flow to net income came in at 213% on a trailing 4 quarter basis, well ahead of our 100% evergreen target. • Sharon R. Driscoll, Q1 2021 Earnings Call • Even with the additional compensation costs, our SG&A growth is below our service revenue growth of 8%, in line with previously stated Evergreen targets. • Sharon R. Driscoll, Q4 2020 Earnings Call 63 EVERGREEN COMMITMENTS BY RBA MANAGEMENT ( II / VI )

• I am pleased to note that operating free cash flow to net income came in at 125% for the year, well ahead of our 100% Evergreen target. • Sharon R. Driscoll, Q4 2020 Earnings Call • Question - BofA Securities: Could there be a quarter or 2 when SG&A growth is actually above the service revenue growth in 2021? How should we think about these Evergreen targets? Because 2021 is kind of a different year as you're positioning the company for the long term and contending with some of this COVID restrictions and issues. Answer: Certainly, when we come out of COVID, there might be a bit of lumpiness there as you have to add in certain costs that weren't then in your base. But I think over the long term, our goal is to, again, be accretive to an overall margin rate for our business. • Sharon R. Driscoll, Q4 2020 Earnings Call • And in this section, I will be walking you through how our financial model has performed over the last 6 years relative to our evergreen targets that we first introduced in early 2015. As well, we will highlight how our financial model is expected to perform over the longer term as this team executes the strategy that we are presenting today . I will be sharing our refreshed Evergreen Model, KPI metrics and principles that will guide our definition of successful execution and capital allocation in the years ahead. • Sharon R. Driscoll, Investor Day Dec 07, 2020 • Due to the acquisition, learning along the way and some accounting changes that significantly impacted our revenue metrics, we had modified our evergreen expectations over this period . Our initial view on top line revenue metrics was to deliver revenue growth of mid - single to high single digits, resulting from stronger volume or GTV growth. • Sharon R. Driscoll, Investor Day Dec 07, 2020 64 EVERGREEN COMMITMENTS BY RBA MANAGEMENT ( III / VI )

• Now looking forward, here is how we are thinking about our Evergreen metrics and how we believe our financial model will perform over the next 5 to 7 years as we execute on this next phase of our strategy. I will remind you that this is not to be taken as annual guidance, but what we believe execution against our strategy is able to deliver over the longer term. • Sharon R. Driscoll, Investor Day on Dec 7, 2020 • As you can see on this slide, we are simplifying our Evergreen scorecard to focus on 4 key measures: GTV growth, service revenue growth, operating income growth and operating free cash flow. Let's start with GTV growth. • Sharon R. Driscoll, Investor Day on Dec 7, 2020 • As such, we are recommitting to our original Evergreen metric target of delivering GTV growth in the high single - digit to low - teens range. • Sharon R. Driscoll, Investor Day on Dec 7, 2020 • Our third Evergreen metric is operating income growth, with a target of exceeding service revenue growth. • Sharon R. Driscoll, Investor Day on Dec 7, 2020 • And our final Evergreen model metric is operating free cash flow and maintaining our target of delivering OFCF at greater than 100% of adjusted net income. • Sharon R. Driscoll, Investor Day on Dec 7, 2020 65 EVERGREEN COMMITMENTS BY RBA MANAGEMENT ( IV / VI )

• Question - CIBC Capital Markets: Great. Just a quick question. You've shown quite a bit of detail in your Evergreen Model. But what we haven't seen is CapEx. Do you have an idea of a range of cumulative or annual CapEx you expect to put against these growth initiatives? Answer: Sure. It's Sharon here. We have traditionally just given an annual range. I think in the past, it's been -- we lowered it this year, I think , to between USD 40 million to USD 50 million on a gross basis. I would certainly carry forward with that, the intention would be that we continue to provide a little bit more color as we start to enter the year so that you've got an annual number to look at. But right now, that would be sufficient to cover all of our kind of organic capital for both digital and property to date. • Sharon R. Driscoll, Investor Day Dec 07, 2020 • I have absolutely no concerns regarding our cash flow from operations, and note that with operating free cash flow at 151% of net income on a 12 trailing month basis, we are delivering well ahead of our Evergreen guidance. • Sharon R. Driscoll, Q3 2020 Earnings Call • Our operating cash flow of $261million is 151% of net income, well ahead of our Evergreen targets. • Sharon R. Driscoll, Q3 2020 Earnings Call • As a reminder, as we stated during our Q1 earnings call, pre - COVID - 19, we were on track to achieve our stated Evergreen ROIC target of 15% by the end of 2021. • Sharon R. Driscoll, Q2 2020 Earnings Call • We are pleased with our continued progress. And pre - COVID - 19, we were on track to achieve our stated Evergreen ROIC target of 15% by the end of 2021 • Sharon R. Driscoll, Q1 2020 Earnings Call 66 EVERGREEN COMMITMENTS BY RBA MANAGEMENT ( V / VI )

• We ended the year with an adjusted net debt to adjusted EBITDA ratio of 1x, down from 1.9x last year and well within our Evergreen target range of below 2.5x. • Sharon R. Driscoll, Q4 2019 Earnings Call on February 28, 2020 • Turning now to our Evergreen Model update. As a reminder, our Evergreen Model reflects our expectation of how we believe our business will grow on an average annual basis over a 5 - to 7 - year horizon. It is not intended to be yearly guidance. However, in 2019, we delivered on all measures, with very strong performance on our earnings per share growth rate and operating free cash flow measures. We are also pleased to see continued improvement in EBITDA margins in the quarter and for the full year based on previously reported methodologies, and our results reinforce that we are on track to achieve this Evergreen Model metric. • Sharon R. Driscoll, Q4 2019 Earnings Call on February 28, 2020 • While I'll have more to share about longer - term perspectives in the coming months as I get deeper into our business, let me share a few near - term priorities we will be focusing on. First, we are committed to delivering against our Evergreen Model. • Sharon R. Driscoll, Q4 2019 Earnings Call on February 28, 2020 • Question - National Bank Financial analyst: I just had a quick question in terms of the Evergreen , and maybe that's a question for Sharon. In terms of the removal of the EBITDA target, is it just the lack of comparability to the previous margin definitions? Or how should we think about this? Answer: Yes. It's completely the fact that we can no longer speak about agency proceeds. So again, the information is all there for you to continue to use that measure, we do track it internally. • Sharon R. Driscoll, Q4 2019 Earnings Call on February 28, 2020 67 EVERGREEN COMMITMENTS BY RBA MANAGEMENT ( VI / VI )

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